Subsequent Events (Notes)	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events [Text Block]	Subsequent Events
PPP Funds
On February 3, 2021, the Company received additional PPP Funds in the amount of $447,400 and entered into a loan agreement with Citizens National Bank of Texas pursuant to the CARES Act. The amount borrowed by the Company under the CARES Act is eligible to be forgiven provided that (a) the Company uses the PPP Funds during the eight to twenty-four week period after receipt thereof, and (b) the PPP Funds are only used to cover payroll costs (including benefits), and other allowed expenses. The amount of loan forgiveness will be reduced if, among other reasons, the Company does not maintain staffing or payroll levels. Principal and interest payments on any unforgiven portion of the PPP Loan will be deferred for 16-months, accrue interest at a fixed annual rate of 1.0% and carry a five-year maturity date.
Nasdaq Listing
On February 17, 2021, the Company was notified by Nasdaq that the Nasdaq Listing Qualifications Staff issued a public letter of reprimand to the Company based upon the Company's failure to comply with the Listing Rule 5620(c) (the "Quorum Rule") during the period of time that it was no longer a foreign private issuer and could not rely on home country practice in the alternative to the Quorum Rule. The Company's By-laws required a quorum of at least 25%, instead of the 33 1/3% threshold required for a domestic issuer by the Quorum Rule. This oversight and rule violation was caused by the fact that the Company no longer qualified as a foreign private issuer during 2020 and 2019. On January 1, 2021, the Company once again qualified as a foreign private issuer, and therefore the Company once again intends to rely on home country practice in lieu of the Quorum Rule.